                                                                   EXHIBIT 10.17














                             COLLEGIATE PACIFIC INC.

                                       and

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY

                                  Warrant Agent



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                                WARRANT AGREEMENT

                            Dated as of May 26, 2000


                     ---------------------------------------

                               TABLE OF CONTENTS*

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                                                                                                              Page
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
PARTIES               .......................................................................................    1
RECITALS              .......................................................................................    1
        Section 1.         Representations and Warranties of the Company....................................     1
        Section 2.         Appointment of Warrant Agent.....................................................     2
        Section 3.         Form of Warrant..................................................................     2
        Section 4.         Countersignature and Registration................................................     2
        Section 5.         Transfers and Exchanges..........................................................     3
        Section 6.         Duration and Exercise of Warrants................................................     3
        Section 7.         Mutilated or Missing Warrants....................................................     4
        Section 8.         Reservation and Registration of Common Stock.....................................     5
        Section 9.         Warrant Price; Adjustments.......................................................     5
        Section 10.        Fractional Interests.............................................................     8
        Section 11.        Notice to Warrantholders.........................................................     8
        Section 12.        Disposition of Proceeds on Exercise of Warrants..................................     9
        Section 13.        Extension of Expiration Date.....................................................     9
        Section 14.        Cancellation of Warrants.........................................................     9
        Section 15.        Merger or Consolidation or Change of Name of Warrant Agent.......................    11
        Section 16.        Duties of Warrant Agent..........................................................    11
        Section 17.        Change of Warrant Agent..........................................................    13
        Section 18.        Identity of Transfer Agent.......................................................    14
        Section 19.        Notices..........................................................................    14
        Section 20.        Supplements and Amendments.......................................................    15
        Section 21.        Successors.......................................................................    15
        Section 22.        Merger or Consolidation of the Company...........................................    15
        Section 23.        Delaware Contract................................................................    15
        Section 24.        Benefits of this Agreement.......................................................    16
        Section 25.        Counterparts.....................................................................    16
SIGNATURES             ......................................................................................   17
EXHIBIT A              (Forms of Warrant, Election to Purchase, and Assignment)..............................  A-1

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*        This Table of Contents does not constitute a part of this Agreement or have any bearing upon the interpretation of any of its terms or provisions.

                                WARRANT AGREEMENT

         THIS WARRANT AGREEMENT, is dated as of May 26, 2000, by and between Collegiate Pacific Inc., a Delaware corporation (the "Company"), and Continental Stock Transfer & Trust Company, a New York corporation, or its successor in interest, as warrant agent (the "Warrant Agent").

         WHEREAS, the Company desires to issue Common Stock Purchase Warrants (the "Warrants") as a special dividend to its stockholders on a pro rata basis which Warrants would entitle the holders thereof to purchase shares of the Company's common stock, $.01 par value per share (the "Common Stock"); and

         WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the registration, transfer, exchange, and exercise of Warrants;

         NOW, THEREFORE, the parties hereto agree as follows:


         1. Representations and Warranties of the Company.

                  (a) The Company has all requisite corporate power and authority, and has taken all necessary corporate action, to:

                           (i) Execute, deliver and perform this Warrant
                  Agreement;

                           (ii) Issue and deliver the Warrants; and

                           (iii) Authorize and reserve for issuance, and, upon
                  payment from time to time of the Warrant Price (as defined below), to issue and deliver the shares of Common Stock issuable upon exercise of the Warrants.

                  (b) This Agreement has been duly executed and delivered by the Company, and is a valid and binding agreement of the Company, enforceable in accordance with its terms.

                  (c) The Warrants, upon delivery in accordance with this Warrant Agreement, will be fully authorized, executed, and delivered, and will be legal, valid, and binding obligations of the Company, enforceable in accordance with their terms. The shares of Common Stock issuable upon exercise of the Warrants will, upon issuance, be duly authorized and validly issued and outstanding, fully paid and nonassessable, and free of preemptive rights.

                  (d) The execution and delivery of this Warrant Agreement and the consummation of the transactions contemplated hereby will not result in a breach or violation of, or constitute a default or an event permitting acceleration under, any statute, the Certificate of Incorporation, the Bylaws of the Company, or any mortgage, lease, indenture or any other agreement, order, rule, or regulation to which the Company is subject or a party.


         2. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as the exclusive agent for the Company with respect to the Warrants in accordance with the instructions set forth in this Agreement, and the Warrant Agent hereby accepts such appointment.


         3. Form of Warrant.

                  (a) The text of the Warrant, the form of Election to Exercise Warrant and Purchase Shares of Common Stock (the "Election to Purchase"), and the form of assignment to be printed on the reverse thereof, shall be substantially as set forth in Exhibit A attached hereto.

                  (b) The Warrant Price to purchase one share of Common Stock shall be as provided and defined in Section 9.

                  (c) The Warrants shall be executed on behalf of the Company by the manual or facsimile signature of the present or any future Chairman of the Board, President, or Vice President of the Company, under its corporate seal, affixed or in facsimile, attested by the manual or facsimile signature of the present or any future Secretary or Assistant Secretary of the Company.


         4. Countersignature and Registration.

                  (a) The Warrant Agent shall maintain books for the transfer and registration of the Warrants.

                  (b) The Warrants shall be countersigned by the Warrant Agent (or by any successor to the Warrant Agent then acting as warrant agent pursuant to this Agreement) and shall not be valid for any purpose unless so countersigned. The Warrants may be so countersigned, however, by the Warrant Agent (or by its successor as warrant agent) and be delivered by the Warrant Agent, notwithstanding that the persons whose manual or facsimile signatures appear thereon as proper officers of the Company shall have ceased to be such officers at the time of such countersignature or delivery.

                  (c) Prior to due presentment for registration of transfer of the Warrant, the Company and the Warrant Agent may deem and treat the registered holder thereof as the absolute owner of the Warrant (notwithstanding any notation of ownership or other writing thereon made by anyone other than the Company or the Warrant Agent) for the purpose of any exercise thereof, or any distribution to the holder thereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.


         5. Transfers and Exchanges.

                  (a) The Warrant Agent shall transfer, from time to time, any outstanding Warrants upon the books to be maintained by the Warrant Agent for that purpose (the "Warrant Register"), upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer. Upon any such transfer, a new Warrant shall be issued to the transferee and the surrendered warrant shall be cancelled by the Warrant Agent. Warrants so cancelled shall be delivered by the Warrant Agent to the Company from time to time.

                  (b) The Warrants may be exchanged at the option of the holder thereof when surrendered at the office in New York, New York of the Warrant Agent for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of shares of Common Stock. The Warrant Agent is hereby irrevocably authorized to countersign in accordance with Section 4 the new Warrants required pursuant to the provisions of this Section 5, and the Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrants duly executed on behalf of the Company for such purpose.

                  (c) The Company or the Warrant Agent may require the payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange or transfer of any Warrants.


         6. Duration and Exercise of Warrants.

                  (a) Upon issuance by the Company, the Warrants will be immediately exercisable and will cease to be exercisable at the close of business on May 26, 2005 (the "Expiration Date"), except as provided herein, at which time all rights evidenced by the Warrants shall cease and the Warrants shall become void.

                  (b) Subject to the provisions of this Agreement, each registered holder of Warrants shall have the right to purchase from the Company (and the Company shall issue and sell to such registered holder of Warrants) the number of fully paid and nonassessable shares of Common Stock specified in such Warrants, upon surrender of such Warrants to the Company at the principal office in New York, New York of the Warrant Agent, with the form of Election to Purchase on the reverse thereof duly completed and executed, and upon payment to the Warrant Agent, as provided in Section 6(b)(i), for the account of the Company of the Warrant Price for the number of shares of Common Stock in respect of which such Warrants are then exercised and any applicable taxes.



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

                           (i) Payment shall be made by cashier's check, payable
                  in United States dollars, to the order of "Continental Stock Transfer & Trust Co." or, if a successor to the Warrant Agent is then acting as warrant agent pursuant to this Agreement, as directed by such successor Warrant Agent. No adjustment shall be made for any cash dividends on any shares of Common Stock issuable upon exercise of the Warrants.

                           (ii) Upon such surrender of the Warrants, and payment
                  of the Warrant Price, the Company shall issue and cause to be delivered to or upon the written order of the registered holder of such Warrants and in such name or names as such registered holder may designate, a certificate or certificates for the number of shares of Common Stock so purchased upon the exercise of such Warrants, together with cash as provided in
                  Section 10 in respect of any fraction of a share of such Common Stock otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such shares of Common Stock as of the date of the surrender of such Warrants and payment of the Warrant Price. If, at the date of surrender of such Warrants and payment of the Warrant Price, the transfer books for the Common Stock or other class of stock purchasable upon the exercise of such Warrants shall be closed, the certificates for the shares in respect of which such Warrants are then exercised shall be issuable as of the date on which such books shall next be opened and until such date the Company shall be under no duty to deliver any certificate for such shares; provided, however, that the transfer books, unless otherwise required by law, shall not be closed at any one time for a period longer than 20 days.

                           (iii) The rights of purchase represented by the
                  Warrants shall be exercisable, at the election of the registered holders thereof, either as an entirety or from time to time for part only of the shares specified therein and, in the event that any Warrant is exercised in respect of less than all of the shares specified therein, a new Warrant or Warrants will be issued for the remaining number of shares specified in the Warrant so surrendered, and the Warrant Agent is hereby irrevocably authorized to countersign and to deliver the required new Warrants pursuant to the provisions of this
                  Section 6 and of Section 4 and the Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrants duly executed on behalf of the Company for such purpose.


         7. Mutilated or Missing Warrants. In case any of the Warrants shall be mutilated, lost, stolen, or destroyed, the Company will issue and the Warrant Agent will countersign and deliver in exchange and substitution for and upon cancellation of the mutilated warrant, or in lieu of and substitution for the Warrant lost, stolen, or destroyed, a new Warrant of like tenor and representing an equivalent right or interest, but only upon receipt of an affidavit of lost warrant certificate and indemnity bond issued and delivered by a recognized surety company satisfactory to the Company and the Warrant Agent of such loss, theft, or destruction of such Warrant.



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

Applicants for such substitute Warrants shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or the Warrant Agent may prescribe.


         8. Reservation and Registration of Common Stock.

                  (a) There have been reserved, and the Company shall at all times keep reserved, out of the authorized and unissued shares of Common Stock, a number of shares sufficient to provide for the exercise of the rights to purchase represented by the Warrants, and the transfer agent for the Common Stock and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights to purchase represented by the Warrants are hereby irrevocably authorized and directed at all times to reserve such number of authorized and unissued shares as shall be requisite for such purpose.

                           (i) The Company will keep a copy of this Agreement on
                  file with the transfer agent for the Common Stock and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants.

                           (ii) The Warrant Agent is hereby irrevocably
                  authorized to requisition from time to time such transfer agent for stock certificates required to honor outstanding Warrants. The Company will supply such transfer agent with duly executed stock certificates for such purpose and will itself provide or otherwise make available any cash which may be payable as provided in Section 10.

                           (iii) All Warrants surrendered in the exercise of the
                  rights thereby evidenced shall be cancelled by the Warrant Agent and shall thereafter be delivered to the Company, and such cancelled Warrants shall constitute sufficient evidence of the number of shares of stock which have been issued upon the exercise of such Warrants.

         (b) The Company covenants and agrees that it shall register, under the Securities Act of 1933, as amended, the shares of Common Stock issuable upon exercise of the Warrants and use all reasonable efforts to maintain the effectiveness of such registration during the entire period in which the Warrants are exercisable, and that it will use all reasonable efforts to qualify such Common Stock for sale under the securities laws of such states of the United States as may be necessary to permit the free exercise of the Warrants and sale of the Common Stock purchased upon such exercise and to maintain such qualifications during the entire period in which the Warrants are exercisable.

         9. Warrant Price; Adjustments.

                  (a) The price at which Common Stock shall be purchasable upon exercise of the Warrants (the "Warrant Price") shall be $10.00 per share of Common Stock or, if adjusted as provided in this section, shall be such price as so adjusted.

                  (b) In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares or effect a stock dividend or stock split, the Warrant Price in effect immediately prior to such subdivision, dividend, or split shall be proportionately reduced and, in case the outstanding shares of the Common Stock of the Company shall be combined into a smaller number of shares (through a reverse stock split or otherwise), the Warrant Price in effect immediately prior to such combination shall be proportionately increased.

                  (c) Upon each adjustment of the Warrant Price pursuant to the provisions of this Section 9, the number of shares issuable upon the exercise of each Warrant shall be adjusted to a number of shares equal to the Warrant Price in effect prior to the adjustment multiplied by the number of shares of Common Stock covered by the Warrant and dividing the product so obtained by the adjusted Warrant Price.

                  (d) Irrespective of any adjustment or change in the Warrant Price or the number of shares of Common Stock actually purchasable pursuant to the Warrants, the Warrants theretofore and thereafter issued may continue to express the Warrant Price per share and the number of shares purchasable thereunder as the Warrant Price per share and the number of shares purchasable were expressed in the Warrants when initially issued.

                  (e) If any reorganization or reclassification of the shares of Common Stock of the Company (other than a stock dividend or stock split as set forth in Section 9(b)) shall be effected, then, at the option of the Company, adequate provision may be made whereby the holder of each Warrant then outstanding will thereafter have the right to purchase and receive on exercise of such Warrant such shares of stock, securities, or assets as may be issued or payable with respect to or in exchange for that number of outstanding shares of Common Stock equal to the number of shares of such Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by each such Warrant had such reorganization or reclassification not taken place.

                  (f) In the event of a consolidation or merger of the Company with another corporation, as a condition to such consolidation or merger, lawful and adequate provision shall be made whereby the holder of each Warrant then outstanding shall thereafter solely have the right to purchase and receive upon the basis and upon the terms and conditions specified herein and in the Warrants, and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented by each such Warrant, such shares of stock, securities, or assets as may be issued or payable with respect to or in exchange for that number of shares of Common Stock equal to the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by each such Warrant had such consolidation or merger not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holder of each Warrant then outstanding to the end that the provisions hereof (including without limitation provisions for adjustment of the Warrant Price and of the number of shares purchasable upon the exercise of each Warrant then outstanding) shall thereafter be applicable, as nearly as might be in relation to any shares of stock, securities, or assets thereafter deliverable upon the exercise of each Warrant.

                  (g) The Company may, at any time, in its sole discretion reduce the Warrant Price and such price reduction will be in effect for a minimum period of 10 business days or such other period as may be required by applicable law or regulation.

                  (h) Whenever the Warrant Price is adjusted as herein provided, the Company shall:

                           (i) File with the Warrant Agent a certificate signed
                  by the Chairman of the Board or the President or Vice President of the Company and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the
                  Company:

                                    (A) Stating that the Warrant Price has been
                           adjusted and the adjusted Warrant Price; and

                                    (B) Showing in detail the facts requiring
                           such adjustment and the adjusted Warrant Price and the number of shares of Common Stock purchasable upon exercise of the Warrant after such adjustment; and

                           (ii) Cause a notice stating that such adjustment has
                  been effected and stating the adjusted Warrant Price and the number of shares of Common Stock purchasable upon exercise of the Warrants to be sent by first class mail, postage prepaid, to each registered holder of Warrants at his address appearing on the Warrant Register.

         The Warrant Agent shall have no duty with respect to any such certificate filed with it except to keep the same on file and available for inspection by holders of Warrants during the Warrant Agent's regular business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any holder of a Warrant to determine whether any facts exist which may require any adjustment of the Warrant Price, or with respect to the nature or extent of any adjustment of the Warrant Price when made, or with respect to the method employed in making such adjustment. In determining whether any adjustment to the Warrant Price is appropriate, the Warrant Agent shall be entitled to rely on the certificate of the Company referred to in this Section 9(h).

                  (i) The Company may retain a firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Company) selected by the Board of Directors of the Company or a committee thereof and approved by the Warrant Agent, to make any computation required under this Section 9, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section 9.



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

         10. Fractional Interests. The Company shall not issue fractions of shares of Common Stock in connection with the exercise of the Warrants. If any fraction of a share of Common Stock is issuable on the exercise of any Warrant (or specified portions thereof), the Company will purchase such fraction for an amount in cash equal to the current value of such fraction:

                  (a) Computed, if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange, on the basis of the closing sale price of the Common Stock on such exchange (as reported in The Wall Street Journal, Central Edition) on the last business day prior to the date of exercise upon which sale shall have been effected (or, if the Common Stock is listed or admitted to unlisted trading privileges on more than one exchange, on the basis of such price on the exchange designated from time to time for such purpose by the Board of Directors of' the Company); or

                  (b) Computed, if the Common Stock shall not be listed or admitted to unlisted trading privileges, on the basis of the last reported sales price, or if the last reported sales price is not available, on the basis of the average of the high and low bid prices, for the Common Stock in the over-the-counter market, on the last business day prior to the date of exercise or conversion as reported by the National Quotation Bureau, Inc., or any successor thereto.


         11. Notice to Warrantholders.

                  (a) Nothing contained in this Agreement or in any of the Warrants shall be construed as conferring upon the holders thereof the right to vote or to consent or to receive notice as stockholders in respect of any meeting of stockholders for the election of directors of the Company or any other matters, or any rights whatsoever as stockholders of the Company; provided, however, that in the event that a meeting of stockholders shall be called to consider and take action on a proposal for the voluntary dissolution of the Company, or a consolidation, merger, or sale of all or substantially all of its assets (collectively, the "Notice Events"), then and in the event of each such Notice Event the Company shall cause a notice thereof to be sent by first-class mail, postage prepaid, at least 15 days prior to the date fixed as a record date or the date of closing the transfer books in connection with each Notice Event, to each registered holder of Warrants at his address appearing on the Warrant Register. Failure to mail or receive such notice or any defect therein or in the mailing thereof shall not affect the validity of any action taken in connection with a Notice Event. If such notice shall have been so given and if a voluntary dissolution shall be authorized at such meeting or any adjournment thereof, then from and after the date on which such voluntary dissolution shall have been duly authorized by the stockholders, the purchase rights represented by the Warrants and other rights with respect thereto shall cease and terminate. Until the Warrant Agent receives written notice from the Company of the authorization of voluntary dissolution by the stockholders, the Warrant Agent shall be authorized to act in accordance with the terms of this Agreement.

                  (b) If the Company shall make any distribution on, or to holders of, its Common Stock (or other property which may be purchasable in lieu thereof upon the exercise of Warrants) of any property (other than cash dividends or dividends payable solely in Common Stock), the Company shall cause a notice of its intention to make such distribution to be sent by first-class mail, postage prepaid, at least 15 days prior to the date fixed as a record date or the date of closing the transfer books in connection with such distribution, to each registered holder of Warrants at his address appearing on the Warrant Register. Failure to mail or to receive such notice or any defect therein or in the mailing thereof shall not affect the validity of any action taken in connection with such distribution.


         12. Disposition of Proceeds on Exercise of Warrants. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all moneys received by the Warrant Agent for the purchase of shares of the Company's Common Stock through the exercise of such Warrants.


         13. Extension of Expiration Date. The Company may, at any time at its sole discretion, extend the Expiration Date. Notice of any change in the Expiration Date shall be given by first-class mail, postage prepaid, mailed not less than 10 days prior to the Expiration Date to each registered holder of Warrants, at his address appearing in the Warrant Register and to the Warrant Agent. Notice of changes in the Expiration Date of Warrants at the election of the Company shall be given by the Company, or, at the Company's request, by the Warrant Agent in the name and at the expense of the Company.


         14. Cancellation of Warrants.

                  (a) At any time the Company may, at its option, call for cancellation of all or a portion of the outstanding Warrants by payment of $.10 for each share of Common Stock purchasable upon exercise of such Warrants (the "Cancellation Price"). In the event of an adjustment in the Warrant Price pursuant to Section 9, the Cancellation Price shall also be automatically adjusted in a proportionate amount (rounded to the nearest one cent).

                  (b) The election of the Company to call for cancellation of the Warrants shall be evidenced by a duly authorized resolution of the Board of Directors of the Company.

                  (c) Warrants may be exercised at any time prior to the close of business on the business day preceding the date fixed for cancellation (the "Cancellation Date").

                  (d) Notice of cancellation shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 90 days prior to the Cancellation Date, to each registered holder of Warrants, at his address appearing in the Warrant Register. All notices of cancellation shall state:

                           (i) The Cancellation Date;

                           (ii) That on the Cancellation Date the Cancellation
                  Price will become due and payable;

                           (iii) The place where such Warrants are to be
                  surrendered for cancellation and payment of the Cancellation Price; and

                           (iv) The current Warrant Price of the Warrants, the
                  place or places where such Warrants may be surrendered for exercise, and the time at which the right to exercise the Warrants will terminate in accordance with this Agreement.

                  (e) Notice of cancellation of the Warrants at the election of the Company shall be given by the Company, or, at the Company's request, by the Warrant Agent in the name and at the expense of the Company.

                  (f) The Company may pay the Cancellation Price in cash or Common Stock, at its option.

                           (i) If the Cancellation Price is paid in cash, prior
                  to any Cancellation Date, the Company shall deposit with the Warrant Agent an amount of money sufficient to pay the Cancellation Price of all the Warrants that are to be cancelled on that date.

                           (ii) If the Cancellation Price is paid with Common
                  Stock, the Company shall issue and cause to be delivered to or upon the written order of the registered holder of such Warrants and in such name or names as such registered holder may designate, a certificate or certificates for the number of shares of Common Stock so issued, together with cash as provided in Section 10 in respect of any fraction of a share of such Common Stock otherwise issuable upon such cancellation. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such shares of Common Stock as of the Cancellation Date. In addition, if required under applicable law, the Company's registration obligations under Section 8(b) shall extend to shares of Common Stock used to pay the Cancellation Price.

                           (iii) If any Warrant is exercised pursuant to Section
                  6, any money so deposited with the Warrant Agent for the cancellation of such Warrant shall be paid to the Company.

                  (g) Notice of cancellation having been given, the Warrants to be cancelled shall, on the Cancellation Date, become cancellable at the Cancellation Price therein specified, and on such date (unless the Company shall default in the payment of the

         Cancellation Price), such Warrants shall cease to be exercisable and thereafter represent only the right to receive the Cancellation Price.


         15. Merger or Consolidation or Change of Name of Warrant Agent.

                  (a) Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the corporate trust business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor warrant agent under the provisions of Section 17. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement and at such time any of the Warrants shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent and deliver such Warrants so countersigned; and in case at the time any of the Warrants shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrants either in the name of the predecessor warrant agent or in the name of the successor warrant agent; and in all such cases such Warrants shall have the full force provided in the Warrant and in this Agreement.

                  (b) In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrants shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignature under its prior name and deliver Warrants so countersigned; and in case at that time any of the Warrants shall not have been countersigned, the Warrant Agent may countersign such Warrants whether in its prior name or in its changed name; and in all such cases such Warrants shall have the full force provided in the Warrants and in this Agreement.

         16. Duties of Warrant Agent. The Warrant Agent undertakes the duties and obligations imposed on it by this Agreement upon the following terms and conditions:

                  (a) The statements contained herein and in the Warrants shall be taken as statements of the Company, and the Warrant Agent assumes no responsibility and shall incur no liability for the correctness of any of the same except such as describe the Warrant Agent or action taken or to be taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrants except as herein otherwise provided.

                  (b) The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrants to be complied with by the Company.

                  (c) The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it to perform any duty hereunder either itself or by or through its attorneys, agents, or employees.

                  (d) The Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company) and the Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant in respect of any action taken, suffered, or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel, provided the Warrant Agent shall have exercised reasonable care in the selection and continued employment of such counsel.

                  (e) The Warrant Agent shall incur no liability or responsibility to the Company, or to any holder of any Warrant for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate, or other paper, document, or instrument believed by it to be genuine and to have been signed, sent, or presented by the proper party or parties.

                  (f) The Company agrees to pay to the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent pursuant to this Agreement, to reimburse the Warrant Agent for all reasonable expenses, taxes, and governmental charges and other charges of any kind and nature incurred by the Warrant Agent pursuant to this Agreement (except for taxes, governmental charges and other charges imposed on or measured by the compensation paid to the Warrant Agent pursuant to this
         Section 16(f)), and to indemnify and hold harmless the Warrant Agent, its officers, directors, employees, and agents against any and all liabilities, joint or several, including, without limitation, judgments, costs, losses, claims, and damages and reasonable counsel fees, as and when incurred, for anything done or omitted by the Warrant Agent or such other persons pursuant to this Agreement or otherwise, except as a result of the Warrant Agent's or such other persons' gross negligence or bad faith. Notwithstanding the foregoing, to the extent that a court in which any action or suit is brought to determine such liability or indemnity shall determine upon application by the Warrant Agent that, despite the adjudication of the liability resulting from the Warrant Agent's or such other persons' negligence, and in view of all circumstances of the case, the Warrant Agent or such other persons are fairly and reasonably entitled to indemnity for such liabilities which such court shall deem proper, the indemnity provided for herein will be enforceable.

                  (g) The Warrant Agent shall be under no obligation to institute any action, suit, or legal proceeding or to take any other action likely to involve expense unless the Company or one or more registered holders of Warrants shall furnish the Warrant Agent with reasonable security and indemnity for any cost and expense which may be incurred, and the failure by the Warrant Agent to take any such action without such security and indemnity shall not be an act of negligence or bad faith. However, this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without any such security or indemnity. All rights or action under this Agreement or under any of the Warrants may be enforced by the

         Warrant Agent without the possession of any of the Warrants or the production thereof at any trial or other proceeding relative thereto, and any such action, suit, or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent, and any recovery of judgment shall be for the ratable benefit of the registered holders of the Warrants, as their respective rights or interests may appear.

                  (h) The Warrant Agent and any stockholder, director, officer, or employee of the Warrant Agent may buy, sell, or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

                  (i) The Warrant Agent shall act hereunder solely as agent, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for any thing which it may do or refrain from doing in connection with this Agreement except for its own gross negligence or bad faith.

                  (j) The Warrant Agent shall keep copies of' this Agreement available for inspection by holders of warrants during normal business hours at its principal office in New York, New York.


         17. Change of Warrant Agent.

                  (a) The Warrant Agent may resign its duties under this Agreement by giving to the Company and to the registered holders of Warrants notice of such resignation in writing, specifying a date when such resignation shall take effect, at least 30 days prior to the date so specified. The Warrant Agent may be discharged from its duties under this Agreement by the Company by like notice to the Warrant Agent and to the holders of Warrants from the Company.

                  (b) If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by the registered holder of a Warrant (who shall with such notice submit his Warrant for inspection by the Company), then the registered holder of a Warrant may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent.

                  (c) Any successor warrant agent, whether appointed by the Company or by a court of competent jurisdiction, shall:

                           (i) Be a bank or trust company; and

                           (ii) Have capital and surplus as shown by its last
                  published report to its stockholders of at least $10,000,000.

                  (d) After appointment, the successor warrant agent shall be vested with the same powers, rights, duties, and responsibilities as if it had been originally named as warrant agent without further act or deed; but the former Warrant Agent shall deliver and transfer to the successor warrant agent any property at the time held by it hereunder, and execute and deliver any further reasonable assurance, conveyance, act, or deed necessary for the purpose.

                  (e) Failure to provide any notice provided for in this section, however, or any defect therein or in the mailing thereof, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor warrant agent, as the case may be.


         18. Identity of Transfer Agent. Upon the appointment of any transfer agent for the Common Stock or of any subsequent transfer agent for shares of the Common Stock or other shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants, the Company will file with the Warrant Agent a statement setting forth the name and address of such transfer agent.


         19. Notices.

                  (a) Any notice pursuant to this Agreement to be given or made by the Warrant Agent or the Company to any registered holder of any Warrant to the Company shall be sufficiently given or made when sent by first-class mail, postage prepaid.

                  (b) Any notice pursuant to this Agreement to be given or made by the Warrant Agent or the registered holder of any Warrant to the Company shall be sufficiently given or made when (i) sent by first-class mail, postage prepaid, (ii) delivered by hand (with written confirmation of receipt), (iii) telecopier (with written confirmation of receipt), or (iv) when received by the addressee, if sent by a nationally recognized overnight delivery service, in each case to the appropriate addresses and telecopier numbers set forth below (until another address or telecopier number is filed in writing by the Company with the Warrant Agent) as follows:

                  Collegiate Pacific Inc.
                  13950 Senlac Drive, No. 200
                  Farmers Branch, Texas 75234
                  Attention:  Chief Executive Officer
                  Telecopier:  (972) 243-8424

                  (c) Any notice pursuant to this Agreement to be given or made by the Company or the registered holder of any Warrant to the Warrant Agent shall be sufficiently given or made when (i) sent by first-class mail, postage prepaid, (ii) delivered by hand (with written confirmation of receipt), (iii) telecopier (with written confirmation of receipt), or (iv) when received by the addressee, if sent by a nationally recognized overnight delivery service, in each case to the appropriate addresses and telecopier numbers set forth below (until another address or telecopier number is filed in writing by the Warrant Agent with the Company) as follows:

                  Continental Stock Transfer & Trust Company
                  2 Broadway
                  New York, New York 10004
                  Attention:  Compliance Department
                  Telecopier:  (212) 509-5150


         20. Supplements and Amendments. The Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any holders of Warrants in order to cure any ambiguity or to correct or supplement any provision contained herein which may, be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not be inconsistent with the provisions of the Warrants and which shall not adversely affect the interests of the holders of Warrants.

         21. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns.

         22. Merger or Consolidation of the Company. The Company shall not effect any consolidation or merger with any other corporation unless the corporation resulting from such merger (if not the Company) or consolidation shall expressly assume, by execution and delivery of a supplemental agreement satisfactory in form to the Warrant Agent, the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company.

         23. Delaware Contract. THIS AGREEMENT AND EACH WARRANT ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF DELAWARE AND FOR ALL PURPOSES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO ANY CONFLICT-OF-LAWS RULE OR PRINCIPLE THAT MIGHT RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION).

         24. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrant Agent, and the registered holders of the Warrants any legal or equitable right, remedy, or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent, and the registered holders of the warrants.

         25. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                                      COLLEGIATE PACIFIC INC.



                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      CONTINENTAL STOCK TRANSFER & TRUST COMPANY



                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                                                       EXHIBIT A

                                [FORM OF WARRANT]

                                                                For the Purchase
                                                               of _______ Shares
                                                               CUSIP 194589 20 6

         COLLEGIATE PACIFIC INC.
         COMMON STOCK PURCHASE WARRANT

         THIS CERTIFIES THAT _________________________ is entitled to purchase from COLLEGIATE PACIFIC INC., a Delaware corporation (the "Company"), upon the surrender of this Warrant to the Company at the principal office in New York, New York of the Warrant Agent hereinafter mentioned (or of its successor as Warrant Agent), at any time on and after the date hereof, and before the close of business on May 26, 2005 (the "Expiration Date"), unless such date is extended by the Company as provided below, the number of fully paid and nonassessable shares of Common Stock, par value $.01 per share (the "Common Stock"), set forth above, evidenced by a certificate therefor, upon payment of $10.00 per share (the "Warrant Price") for the number of shares in respect of which this Warrant is exercised; provided, however, that under certain conditions set forth in the Warrant Agreement, the number of shares of Common Stock purchasable upon the exercise of this Warrant may be increased or reduced and the Warrant Price may be adjusted, or property other than shares of Common Stock may become purchasable pursuant to this Warrant. The Warrant Price shall be payable by cashier's check, in United States dollars, to the order of the Warrant Agent. No adjustment shall be made for any cash dividends on any shares of stock issuable upon exercise of this Warrant. The right of purchase represented by this Warrant is exercisable, at the election of the registered holder hereof, either as an entirety or from time to time for part only of the shares specified herein and, in the event that this Warrant is exercised in respect of less than all of such shares, a new Warrant for the remaining number of such shares will be issued on such surrender.

         The Warrant is issued under, and the rights represented hereby are subject to, the terms and provisions contained in a Warrant Agreement dated as of May 26, 2000, between the Company and Continental Stock Transfer & Trust Company, a New York corporation, or its successor, as Warrant Agent, to all terms and provisions of which the registered holder of this Warrant, by acceptance hereof, assents. Reference is hereby made to the Warrant Agreement for a more complete statement of the rights and limitations of rights of the registered holder hereof and the rights and duties of the Warrant Agent and the rights and obligations of the Company thereunder. Copies of the Warrant Agreement are on file at the office of the Warrant Agent. The Company shall not, upon the exercise of this Warrant, issue fractions of shares, but shall make adjustment therefor in cash as provided in the Warrant Agreement.

         The Company may extend the Expiration Date hereof or any subsequent Expiration Date at any time by giving at least 10 days' written notice to extend the Expiration Date by first-class mail to the holders of record at such holder's address as it appears on the Warrant Register.

         This Warrant may be called for cancellation by the Company, at its option, at any time by giving at least 30 but not more than 90 days' written notice by first class mail to the holders of record at each such holder's address as it appears on the Warrant Register and by payment in cash or with Common Stock in an amount equal to $.10 per share of Common Stock purchasable upon the exercise hereof. The cancellation price is subject to adjustment based on adjustments to the Warrant Price. This Warrant may not be exercised after the close of business on the business day preceding the cancellation date.

         The Warrant is transferable at the principal office in New York, New York of the Warrant Agent (or its successor as Warrant Agent) by the registered holder hereof in person or by attorney duly authorized in writing, but only in the manner and subject to the limitations provided in the Warrant Agreement, and upon surrender of this Warrant. Upon any such transfer, a new Warrant, or new Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of shares of Common Stock will be issued to the transferee in exchange for this Warrant.

         This Warrant and similar Warrants when surrendered at the principal office in New York, New York, of the Warrant Agent (or its successor as Warrant Agent) by the registered holder in person or by attorney duly authorized in writing may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of shares of Common Stock..

         If this Warrant shall be surrendered for exercise within any period during which the transfer books for the Common Stock or other class of stock purchasable upon the exercise of this Warrant are closed for any purpose, the Company shall not be required to make delivery of certificates for shares purchasable upon such exercise until the date of the reopening of the transfer books.

         This Warrant shall not be valid unless countersigned by the Warrant Agent.

         IN WITNESS WHEREOF, Collegiate Pacific Inc. has caused to be printed hereon the facsimile signature of its Chief Executive Officer and the facsimile of its corporate seal attested by the facsimile signature of its Secretary.

Date:
       ---------------------------

                                       COLLEGIATE PACIFIC INC.



                                       By:
                                          --------------------------------------
                                       Name:  Michael J. Blumenfeld
                                       Title: Chief Executive Officer

                                       ATTEST:


                                       -----------------------------------------
                                       William R. Estill, Secretary

Countersigned:

CONTINENTAL STOCK TRANSFER
  & TRUST COMPANY, AS WARRANT AGENT


Authorized Officer

                    TO BE EXECUTED UPON ELECTION TO EXERCISE
                   WARRANT AND PURCHASE SHARES OF COMMON STOCK

TO:      COLLEGIATE PACIFIC INC.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT- ____________, Custodian for ____________
                      (Cust)                     (Minor)
                   under Uniform Gifts to Minors
                   Act __________
                        (State)

         Additional abbreviations may also be used, though not in the above list, as set forth in the Warrant Agreement.

         The undersigned holder of the within Warrant hereby (1) irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase hereunder __________ shares of Common Stock which the undersigned is entitled to purchase thereunder, (2) tenders the full payment therefor called for by the within Warrant, and (3) directs that the certificates for such shares be issued as set forth below:

Name
     ---------------------------------------------------------------------------
Address
        ------------------------------------------------------------------------
Taxpayer Identification Number
                               -------------------------------------------------
and be delivered to                                                   at
                    -------------------------------------------------    -------
and, if said number of shares shall not be all of the shares purchasable thereunder, that a new Warrant for the balance remaining of the shares purchasable under the within Warrant be delivered to the undersigned at the address below:
Date:                         , 200
      ------------------------     --
Address:
         -----------------------------------------------------------------------
Signature:
           ---------------------------------------------------------------------
Note: The signature to the above Election to Purchase must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

           FORM OF ASSIGNMENT TO BE EXECUTED UPON TRANSFER OF WARRANT

         FOR VALUE RECEIVED_____________________________________________________
hereby sells, assigns, and transfers to [Taxpayer ID Number]____________________ the within Warrant, together with all rights, title, and interest therein, and does hereby irrevocably constitute and appoint _________________________________ attorney to transfer such Warrant on the books on the warrant register of the within named Company, with full power of substitution.

         Date:                          , 19      .
               -------------------------    ------

         Signature:
                    ------------------------------------------------------------

Note: The signature to the above Assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.